UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2023

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Iconic Offices, The Greenway, Block C Ardilaun Court, 112 - 114 St Stephens Green, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares (ADS(s)), each ADS representing the right to receive one (1) Ordinary Share of Amarin Corporation plc	AMRN	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this Current Report on Form 8-K, on July 21, 2023, at the Annual General Meeting of Shareholders (the “Annual Meeting”) of Amarin Corporation plc (the “Company”), the Company’s shareholders approved Amendment No. 2 to the Company’s 2020 Stock Incentive Plan, as amended (the “2020 Plan”) to increase the share reserve under the 2020 Plan by 20,000,000 ordinary shares or ADSs (as defined below), as the case may be (the “Shares”) and to increase the number of Shares that may be issued in the form of incentive stock options by 20,000,000 Shares (the “Plan Amendment No. 2”). The 2020 Plan was originally adopted by the Company’s board of directors on March 16, 2020 and approved by the Company’s shareholders at its 2020 annual general meeting.

The Company’s officers and directors are among the persons eligible to receive awards under the 2020 Plan in accordance with the terms and conditions thereunder. A detailed summary of the 2020 Plan and the Plan Amendment No. 2 is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on May 26, 2023 (as supplemented on June 8, 2023, and June 26, 2023, the “Proxy Statement” under the caption “Proposal No. 7: Adoption of an Amendment to the Company’s 2020 Stock Incentive Plan,” which summary is incorporated herein by reference). That detailed summary of the 2020 Plan and the Plan Amendment No. 2, and the foregoing description of the Plan Amendment No. 2, are qualified in their entirety by reference to the full text of the 2020 Plan and the Plan Amendment No. 2, a copy of each of which is filed herewith as Exhibit 10.1 and 10.2, respectively, and which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 21, 2023, the Company reconvened its Annual Meeting, which was initially convened on June 21, 2023, and adjourned without any business being conducted, other than the adjournment, in order to solicit additional votes to seek to meet the minimum quorum requirements of the Nasdaq Stock Market. In accordance with the laws of England and Wales and the Company’s Articles of Association, a quorum for the transaction of business at the Annual Meeting was constituted by the presence, in person or by proxy, of at least two shareholders entitled to vote at the Annual Meeting and, consistent with Nasdaq listing rules, those two shareholders represented at least one-third of outstanding shares of voting stock as of May 8, 2023.

The matters set forth below were voted on at the Annual Meeting. Detailed descriptions of these matters and voting procedures applicable to these matters at the Annual Meeting are contained in the Proxy Statement. All matters were approved in accordance with the Company’s Articles of Association. Set forth below are the voting results for each matter.

(1)	Ordinary resolution to re-elect Mr. Oliver O’Connor as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
145,157,662	9,299,349	2,577,080	111,389,340

(2)	Ordinary resolution to re-elect Mr. Mark DiPaolo as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
145,136,407	9,263,860	2,633,824	111,389,340

(3)	Ordinary resolution to re-elect Dr. Odysseas Kostas as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
145,603,562	9,058,131	2,372,398	111,389,340

(4)	A non-binding advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non- Votes
116,866,034	35,233,586	4,934,471	111,389,340

(5)	A non-binding advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non- Votes
123,913,777	2,253,951	3,542,256	27,324,107	111,389,340

Based on the votes set forth above, the Company’s stockholders approved, on a non-binding, advisory basis, a frequency of 1 year for the non-binding, advisory vote on the compensation of the Company’s named executive officers. The Company’s board of directors considered the voting results with respect to the frequency proposal and other factors, and the Company’s board of directors currently intends for the Company to hold a non-binding, advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of holding the non-binding, advisory vote on the compensation of the Company’s named executive officers.

(6)

An ordinary resolution to appoint Ernst & Young LLP as the Company’s U.S. independent registered public accounting firm for 2023 and U.K. statutory auditors under the Companies Act 2006 (to hold office until the conclusion of the next general meeting at which accounts are laid before the Company), and to authorize the Audit Committee to fix and determine the auditors’ remuneration:

Votes For	Votes Against	Abstentions	Broker Non- Votes
258,194,489	7,491,375	2,737,567	—

(7)	An ordinary resolution to adopt and approve the proposed amendment to the Company’s 2020 Stock Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non- Votes
112,519,082	39,710,510	4,804,499	111,389,340

(8)

An ordinary resolution to generally and unconditionally authorize the Company’s board of directors to exercise all powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares of the Company up to an aggregate nominal amount of £125,000,000 (being the aggregate nominal amount of £110,000,000 in respect of ordinary shares and £15,000,000 in respect of preference shares):

Votes For	Votes Against	Abstentions	Broker Non- Votes
113,827,338	34,567,591	8,639,162	111,389,340

(9)

A special resolution to, subject to the passing of Resolution No. 8, disapply statutory pre- emption rights otherwise applicable to shares in the Company allotted by the Company’s board of directors, up to an aggregate nominal amount of £125,000,000 (being the aggregate nominal amount of £110,000,000 in respect of ordinary shares and £15,000,000 in respect of preference shares):

Votes For	Votes Against	Abstentions	Broker Non- Votes
112,614,502	35,253,124	9,166,465	111,389,340

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	The Amarin Corporation plc 2020 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on July 14, 2020)

10.2	Amendment No. 2 to the Amarin Corporation plc 2020 Stock Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2023	Amarin Corporation plc

	By:	/s/ Tom Reilly
Tom Reilly
Chief Financial Officer